Exhibit 10.4



                                 LEASE AGREEMENT
                                 ---------------

         THIS LEASE AGREEMENT made this first day of December, 2003, by and between BALANCE AMERICA INC. or Assigns., hereinafter to as "LESSOR, and INTELLIGENT MOTOR CARS INC., a Florida corporation, hereinafter referred to as "LESSEE". The terms "Lessor" and Lessee' shall include their respective successors, heirs, personal representatives and assigns.

                                   WITNESSETH:

1. LEASED PREMISES:
   ----------------

         In consideration of the mutual covenants and agreements contained herein, Lessor hereby leases to the Lessee, and the Lessee leases from the Lessor, that property located n the County of Broward, state of Florida, the legal description of which is:

         1650D WEST SUNRISE BLVD, FT. LAUDERDALE, FL 33311 BAYS 1-2-3-4 AND THE OFFICE (NORTH END OF THE BUILDING)

2. TERM OF LEASE:
   --------------

         This Lease is for a term of ONE (1) year beginning on the Commencement Date' (as Commencement Date: is hereinafter defined) ONE (1) years thereafter. The `Commencement Date: shall be on the FIRST day of DECEMBER, 2003 and continue until 30 DAY of NOVEMBER, 2004.

3. RENT:
   -----

         Lessee agrees to pay to the Lessor for the leased premises during the term of this Lease the following rentals:

         The monthly rental of TWO THOUSAND ONE HUNDRED AND THIRTY ONE DOLLARS ($2131.00) for the first year INCLUDES applicable Florida sales tax.

The first month's rental shall be due and payable upon the execution of the Lease, and shall be due and payable on the first day of each and every month thereafter in advance. All rent due and payable by Lessee to Lessor shall be subject to applicable sales taxes on commercial rentals.

         Lessor acknowledges that a security deposit of TWO THOUSAND ONE HUNDRED AND THIRTY ONE DOLLARS ($2131.00) including applicable sale tax is due on DECEMBER 1, 2003 in addition to regular monthly rent. Last months rent will be adjusted yearly to equal increases on any extensions of this lease.

4. USE OF PREMISE:
   ---------------

         Lessee agrees that the leased premises shall be used and occupied only for used car repair

LEASEHOLD IMPROVEMENTS AND REPAIRS:
-----------------------------------

         The Lessee, during the term of this Lease or any extension for renewal of this Lease, shall, at its expense, be permitted to make such alterations or improvements to the leased premises as shall be reasonably necessary for the operation of the Lessee's business. Improvements made to the external or internal structure of the premises, including facia or free standing signage, whether for design, cosmetic or structural repair, exterior or interior alteration, or landscaping modification, shall be submitted to the Lessor for Lessor's approval prior to the commencement of the improvements. Lessee shall submit plans, renderings, sketches, and/or architectural drawings clearly indicating the improvements or modifications to be made by the Lessee to the lease premises to the Lessor for approval prior to commencing any improvements. The Lessors approval must be in writing, and such approval shall not be unreasonably withheld. The Lessee, during the term of this lease or any extension or renewal of this lease, shall, at is expense, make all repairs as shall be reasonably necessary to keep the said leased premises in good condition and repair. The Lessee further agrees Lessee will make necessary repairs at its expense. The Lessee agrees at the expiration of this Lease or upon the earlier termination thereof, to quit and surrender said premises in good condition and repair, reasonable wear and damage by Act of God or fire or other causes beyond the control of Lessee excepted.

5. MECHANIC'S LIENS:
   -----------------

         The parties supplying labor, materials or services to the Lessee which could be the subject matter of a mechanic's lien are hereby put on notice of the fact that no Claim of Lien may ever be had or obtained against Lessor's interest in the lease premises and all such persons shall look solely to the Lessee and Lessee's interest in the leased premises for payment. Lessee agrees that within thirty (30) days after Lessee has been notified of the filing of any Claim of Lien resulting from Lessee's activities, Lessee will either pay or transfer to bond any mechanic's lien which is filed against the leased premises by reason of Lessee's work thereon.

6. OCCUPATION LICENSE:
   -------------------

         It shall be the responsibility of the Lessee herein to obtain State, City and County Occupational Licenses or any other licenses. In the event of a default under the terms of this Lease Agreement, said licenses shall remain with the demised premises and the Lessee herein hereby irrevocably appoints the Lessor as it attorney-in-fact to transfer said licenses into the name of Lessor or its assigns. State, city and County licenses must be renewed promptly and kept in good standing. State, City and County licenses cannot be transferred or removed from premises without consent of Lessor in writing.

7. INDEMNITY AND INSURANCE:
   ------------------------

         The Lessee hereby agrees to indemnify the Lessor against and to hold the Lessor harmless from any and all claims or demands for loss or damage to property or for injury or death to any person from any cause whatsoever while in, upon or about said leased premises, including walkways and parking lots, during the term of this lease or any extension thereof, arising out of or in connection with Lessee's use or occupancy of the leased premises. The Lessee agrees to acquire and maintain from a reputable insurance company, at its sole cost and expense, public liability insurance against property damage or personal injury growing out of the use of or occurring on or about the leased premises with liability limits of not less than One Million Dollars ($1,000,000) for injuries to one person and One Million Dollars ($1,000,000) for injuries to more than one person in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than One Hundred Thousand Dollars ($100,000). The Lessor shall be named as an additionally named insured on all such policies and Lessee shall furnish the Lessor a certificate by the insurer indicating said coverage to be in effect. It is understood by and between the Lessor and Lessee that the Lessee will only be able to obtain the above coverage therefore an umbrella policy will be obtained to increase the limits up to $500,000.00 for injuries to one person or more than one person at the sole cost and expense of the Lessee. In addition, sums due for said insurance shall be paid for by the Lessee as additional rent for the succeeding month.

         During the term of this Lease or any extension or renewal thereof, the Lessee, as it sole cost and expense, shall provide fire and extended coverage insurance for the full insurable value not less than ($100.000) of the real property (building) improvements, which term includes machinery, fixtures, air conditioning and equipment affixed to the building, which are a part of the leased premises. The Lessor is to be named additional insured and be provided with a certificate of insurance by the insurer showing such insurance to be in effect.

8. DAMAGES BY CASUALTY:
   --------------------

         Any fire or damages caused by Lessee shall not effect the terms of this Lease or Lessee's obligation to pay rent. Lessee shall give immediate written notice to Lessor of any damage to the leased premises by fire or other casualty.

         In the event that the building improvements located on the leased premises shall be damaged or destroyed by fire or other casualty insured by the fire and extended coverage provided by the Lessee, Lessor shall proceed with reasonable diligence and at its cost, to replace and repair the building and contents to its original condition at the time of signing of the lease. There shall be no abatement in the payment of rentals due from Lessee to Lessor.

9. ASSIGNMENT AND SUBLETTING:
   --------------------------

         The Lessee shall not assign this Lease or any interest therein nor lease or sublease the said premises or any party thereof or any right or privilege appurtenant thereto, not permit the occupancy or use of any part of the leased premises by any person, corporation, partnership or other entity without the written consent of the Lessor first having been had and obtained which consent shall not be unreasonably withheld.

         In the event Lessor agrees to a partial subletting, there would be no additional security deposit required as long as Lessee remains as main tenant and remains obligated under all terms and conditions under said lease and assumes all responsibilities and conditions including those of the sublessee.

         In the event Lessor does consent to any assignment or subletting prior to the approval of such assignment or subletting, however, any such assignment or subletting shall not relieve the Lessee herein of its obligation hereunder and no assignment or sublease shall be effective until there is delivered to Lessor and executed copy of the assignment or sublease wherein the assignee or sublease assumes and agrees to be bound by the terms and conditions of this Lease. The prohibition contained herein prohibiting assigning or subleasing includes the restriction on the sole or transfer of all or controlling interests in the corporate Lessee executing the Lease.

10. INSOLVENCY:
    -----------

         If any proceedings in bankruptcy be filed against the Lessee or if any writ of attachment or writ of execution be levied upon the interest herein of the Lessee and such proceedings or levy shall not be released or dismissed within sixty (60) days thereafter, or if any sale of the leasehold interest hereby created or any part thereof should be made under any execution or other judicial process, or it the Lessee shall make any assignment for the benefit of creditors or shall voluntarily institute bankruptcy or insolvency proceedings, the Lessor, at Lessors election may re-enter and take possession of the leased premises and remove all persons there from and may, at Lessors option, terminate this lease.

11. DEFAULT:
    --------

         This lease is made upon the express condition that if the Lessee fails to pay the rental reserved herein or any part thereof after the same shall become due and such failure shall continue for a period of five (5) days without the necessity of written notice thereof from the Lessor to Lessee, or it the Lessee fails or neglects to perform, meet or observe any of the Lessees other obligations hereunder and such failure or neglect shall continue for a period of thirty (30) days after written notice thereof from the Lessor to the Lessee, then the Lessor, at any time thereafter, by written notice to the Lessee, may lawfully declare the termination hereof and reenter said premises or any part thereof and by due process of law expel and remove the Lessee or any person or persons occupying the premises and may remove all personal property therefrom without prejudice to any remedies which might otherwise be used for the collection or arrears or rent or for other defaults of the covenants, conditions or terms of this Lease.

         In the event that the monthly rental payable hereunder is not paid within seven (7) day grace period then the Lessee shall, in addition to the monthly rental reserve, pay to the Lessor, a sum equal to five percent (5%) of the rent dues as a late charge in addition to the actual rental due and said late chare shall be additional rental due hereunder. Notwithstanding any other provisions of this Lease, where the curing of an alleged default requires mores than the payment of money, and the work of curing said default cannot be reasonably accomplished within the time permitted and the Lessee has commenced upon the curing of said default and diligently pursuing same, the Lessee shall be entitled to reasonable time extensions to permit the completion of work of curing said default, as a condition precedent to any re-entry by the Lessor termination of the Lease by Lessor.

12. NON-WAIVER DEFAULT:
    -------------------

         The subsequent acceptance of rent by the Lessor shall not be deemed a waiver of preceding breach of any obligation hereunder by the Lessee other than the failure to pay the particular rent so accepted, and the waiver of any breach of any covenant or condition by the Lessor shall not constitute a wavier of any other breach regardless of knowledge thereof.

13. UTILITIES AND SERVICES:
    -----------------------

         The Lessee agrees to pay for all water, fuel, gas, oil, heat, electricity, power materials, refuse removal and, services which may be furnished to it for use by it in or about the leased premised and keep said premises free and clear of any lien or encumbrance of any kind whatsoever created by Lessee's act of omission.

14. ENTRY AND INSPECTION:
    ---------------------

         The Lessor and its agents shall be permitted to enter the leased premises at all reasonable times to inspect the premises.

15. LESSOR'S TITLE AND QUIET ENJOYMENT:
    -----------------------------------

         Lessor covenants and warrants that Lessor has fee title to the leased premises subject only to encumbrances, easements, rights-of-way, reservations, restrictions covenants and limitations and conditions or record which do not prohibit , peaceful and quiet posession thereof. Lessor further covenants and warrants that it has good right, full power and lawful authority to make this Lease for the full term and any extensions thereof.

16. CONDEMNATION:
    -------------

         If at any time during the term of this Lease or any extension thereof, the entire leased premises or, in the judgement of Lessee, such a substantial portion thereof as would render the balance of the leased premises not suitable for the use to which the leased premises was being utilized immediately prior thereto by the Lessee shall be taken or appropriated by any competent authority for public or quasipublic use, this Lease will terminate upon the date that possession is surrendered to the condemning authority, at which time all rights and obligations between the parties shall cease and rents and other charges apportioned. The taking of any portion of the building, fifteen percent (15%) or more of the then existing parking area not reasonable replaceable by the Lessor from contiguous land, or the loss of the rights of ingress and egress as then established unless comparable access can be made available, shall be but not exclusively considered such a substantial taking as would render the use of the premises not suitable for Lessee's use. Notwithstanding any provision of this Lease or by operation of law that leasehold improvements may be or shall become the property of the Lessor at the expiration of the full term hereof, the loss of all improvements paid for by the Lessee, the loss of Lessee's leasehold estate, and such additional relief as may be provided by law shall be the basis of Lessee's damages against the condemning authority if a separate claim there of is allowable under applicable law, or basis of Lessee's damages against the condemning authority if a separate claim there or is allowable under applicable law, or basis of Lessee's damages to portion of the total award if only one award is made. In the event of a permanent partial taking or appropriation not resulting in a termination of this Lease, the Lessee shall be entitled to a reduction of rent, the Lessee waives any claim for damage to or loss of its leasehold improvements, all of which award being payable to the Lessor, possible to its original condition. Lessee shall have the option of perform such restoration, provided the whole of such award or such portion thereof as may be necessary to accomplish restoration is made available to Lessee.

         TOTAL-TEMPORARY:
         ----------------

         If the taking of the whole of the leased premises or such portion thereof as would render the use of the property not suitable for Lessee's use as set forth above shall be taken for a period of one year of less, all rent and other charges payable to the Lessor which are the obligation of the Lessee pursuant to the terms of the Lease shall not abate during the time possession of the leased premises is surrendered to the taking authority. The basis for the Lessee's damages against the condemning authority, if allowable, or against the total award, shall be such as suffered by Lessee for the interruption of the Lessee's business and such additional relief as may be provided by law. If such taking shall extend beyond one year, the taking shall, for the purposed of lease and at the option of Lessee, be considered permanent with the basis of Lessees damages computed Total-Permanent.

         PARTIAL TEMPORARY:
         ------------------

         If less than the whole of the leased premises or less than such portion thereof as would render the use of the leased premises not suitable for the Lessee's purpose as aforesaid is taken, Lessee shall be entitled to a reduction of rental as is just and equitable, upon such date as possession is surrendered to the taking authority and continuing until possession is restored to the Lessee. In consideration of such reduction of rental. Lessee waives all rights to any portion of the award as may be payable to the Lessor, However, the foregoing shall not prevent Lessee from seeking separate damages for loss of leasehold improvements and business if allowable under existing law.

         GENERAL:
         --------

         Should the Lessor and Lessee be unable to agree as to the division of any singular award of the amount of any reduction of rents and other charges, such dispute shall be submitted for resolve to the court exercising jurisdiction of the condemnation proceeding each party bearing its respective costs for such determination.

         Lessor covenants that at the execution date hereof it has no actual or constructive knowledge of any proposed condemnation of any part of the leased premises. In the event that subsequent to the execution date of this Lease, but prior to the commencement date, a total or partial condemnation, either temporary or permanent is proposed by any competent authority, Lessee shall be under no obligation to commence or continue construction of its improvements and any rentals or other charges payable to the Lessor shall abate until such time as it can be reasonable ascertained that the leased premises shall not be so affected.

17. LEASE SECURITY:
    ---------------

         The Lessee is required, pursuant to the terms of this Lease, to post security hereunder in the amount of TWO THOUSAND ONE HUNDRED AND THIRTY ONE Dollars 9$2131.00) as guarantee and the performance by the Lessee as security of all the conditions required to be performed by the lessee under the Lease. Such surr shall be returned to the Lessee after the expiration of the term of this Lease and any extensions thereof provided the Lessee has performed all such conditions. The Lessor shall be entitled to co-mingle such deposit with its own funds and use such sum of such purposes as the Lessor may determine. The Lessee shall not be entitled to any interest on the security deposit and, hereby waives same

    (a) In the event of default by the Lessee in respect of any of the conditions of this Lease, including but not limited to the payment of rent, the Lessor may use, apply or retain all or any part of such security deposit of the payment of any unpaid rent, or for any other amount which the Lessor may be required to spend by reason of the default of the Lessee, including any damages or deficiency in the reletting of the leased premises, regardless of whether the accrual of such damages or deficiency occurs before or after an eviction or a summary re-entry or other reentry by the Lessor.

     (b) The security deposit shall not be assigned or encumbered by the Lessee.

     (c) Lessee, upon signing of this Lease and Payment of First months rent may take possession and enter said premises. Covenant to pay rent commences DECEMBER 1, 2003; all other covenants commence on the date of possession (maintenance, utilities, etc.).

18. ATTORNEY'S FEES:
    ---------------

         In the event of any litigation between the Parties hereto or in the event that the Lesser is required to retain the services of an attorney or incur any expenses with regard to the enforcement of the terms of this Lease, Lessee agrees to pay for all reasonable costs, disbursements and attorneys fees including, cost or attorneys' fees incurred in any appellate proceedings, if we prevail.

19. NOTICES:
    --------

         All notices to the Lessee shall be sent registered or certified mail, addressed to the Lessee at its business offices at 1650D West Sunrise Blvd, Ft Lauderdale, FL 33311 or at such other address as the Lessee shall designate in writing.

         All notices to the Lessor shall be sent by registered or certified mail to the Lessor at 3300 NE 31st Avenue, Lighthouse Point, Florida, 33064 or at such other address as the Lessor shall designate in writing.

         Notwithstanding the provisions in this Lease to the contrary concerning modifications, a change in address may be affected by a registered or certified letter sent by either party to the other. All payments to the Lessor under the terms of this Lease shall be made at the address designated for the notices to the Lessor.

20. MAINTENANCE OF THE LEASED PREMISES:
    -----------------------------------

         Lessee shall maintain the interior and exterior of the leased premises to be free of trash and debris. In the event the Lessee does not provide such maintenance, Lessor may do so and any charges incurred by the Lessor in providing such maintenance shall be charged as additional rent to the Lessee, In particular, sprinkler system and all landscaping to be kept up to the city codes and maintenance.

21. USE AND MAINTENANCE OF EQUIPMENT:
    ---------------------------------

         Any and all equipment both inside and out must me maintained in the condition for which it was received less normal & reasonable wear and tear.

22. MISCELLANEOUS:
    --------------

         Neither the Lessor nor the Lessee nor any of their agents have made any statement, promises or agreements verbally or in writing in conflict with the terms of this lease. Any and all representations by either of the parties or their agents made during negotiations prior to the execution of this Lease and which representations are not contained in the provisions hereof shall not be binding upon either of the parties hereto. The Lessor and Lessee agree to indemnify and hold one another harmless from any and all claims, costs or damages by any person or firm claiming to have negotiated, instituted or brought about this Lease. It is further agreed that this Lease contains the entire agreement between the parties, and no rights are to be conferred upon the Lessee until this lease has been executed by the Lessor.

         All terms and words used in this agreement regardless of the number and gender in which they are used, shall be deemed and construed to include any other number, singular or plural and any other gender, masculine or feminine or neuter, as the context or sense of this agreement or any paragraph or clause herein may require, the same as if such works had been fully and properly written in the number and gender.

         The agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but such counterparts together shall constitute but one and the same instrument.

         The Lessor and Lessee are not and shall not be considered joint venturers nor partners and neither shall have the power to bind or obligate the other except as set forth herein.

         In the event Lessee continues to occupy the leased premises after the last day of the term hereby created, or after the last day of extensions thereof, without the consent of the Lessor, the Lessee shall pay to the Lessor double the rent paid in the last month of the term of the Lease or the extension thereof. In the event the Lessor elects to accept the rent after the last day of the term thereby created or any extension thereof, the tenancy from month to month shall be created.

         In the event of any litigation between the parties hereto arising out of this Lease, or the leased premises, the prevailing party therein shall be allowed all reasonable attorneys fees expended or incurred in such litigation to be recovered as part of the costs herein.

         If any provision of this Lease or the application thereof to any person or circumstances shall, to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons whose circumstances are other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

         No modification, alteration or amendment of this Lease shall be binding unless in writing and executed by the parties hereto, their heirs, successors or assigns.

         The head notes to the sections of this agreement are inserted only as a matter of convenience and for reference, and in no way confine, limit or proscribe the scope of intent of any section of this agreement nor in any way affect this Agreement.

23. SIGNS:
    ------

         The Lessee shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Lessor in writing, which consent will not be unreasonably withheld. Any signs permitted by the Lessor shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

24. COMPLIANCE:
    -----------

         The Lessee shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State, and Municipal governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected wit the said premises, during the term hereof, and shall promptly comply with all orders, regulations, requirements, and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies or insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Lessee's own cost and expense.

         In the event Lessee does not maintain or fails to comply with the above within thirty (30) days after notice by City, the Lessor shall have the option to maintain the same and the cost of such replacement shall be charged to Lessee as additional rent. Failure of Lessee to pay such charge within 1- days shall constitute a monetary default.

25. SUBORDINATION AND RECORD:
    -------------------------

         This Lessee is subject and subordinate to all mortgages which may not or hereafter affect the Land and/or Building and to all renewals, modifications, amendments, consolidations, replacements or extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgages. In confirmation of such subordination, Lessee shall promptly execute any such certificate that Lessor may request. Lessee hereby constitutes and appoints Lessor the Lessee's attorney-in-fact to execute any such certificate or certificates for an on behalf of Lessee.

26. JURY WAIVER:
    ------------

         The Lessee hereby agrees to waive the trail by jury in any action, proceeding or counter claim brought by any of the parites hereto against the other on any matter arising out of or in any away connected with the Lease.

27. SUBLEASE:
    ---------

         Notwithstanding section 10 of the Lease agreement, Lessee shall have the right to sublease the said premises, or any part thereof, to any person, corporation, partnership or other entity, with written consent of the Lessor.

28. WARRANTIES:
    -----------

         Lessor hereby warrants that said property is not in foreclosure and that the Lessor is current with its payments to all mortgagors and property taxes.

29. OPTION TO RENEW LEASE:
    ----------------------

         This Lease has an option to renew at additional one (1) year intervals with a yearly increase of 5.0% of the then yearly rent. IF left blank increase will be negotiated at time of renewal. Option to renew can only be extended provided Lessee is not in violations of any of the items of this lease agreement.

30. SALE OF BUILDING:
    -----------------

         In the event the Lessor sells the building, Lessor will be given a sixty day (60) written notice to vacate the premises if the new buyers do not want to continue this lease. This lease will terminate at that time with no further obligations or rights to either party.


                             and                        Singularly and Jointly
----------------------------     ----------------------
Personally Guarantee this entire lease agreement.

         They are signing this lease as corporate officer and personally guarantee the entire Lease agreement 100% each for any and all items.


                             witness Date     /s/ Margaret M Semenuk     LESSOR
----------------------------              -------------------------------------
                                                  Margaret M. Semenuk President
                                                  Balance America Inc.

                             witness Date     /s/ illegible              LESSEE
----------------------------              -------------------------------------
                                                                      President

                             witness Date     /s/ illegible          Personally
----------------------------              -------------------------------------


                             witness Date     /s/ illegible              LESSEE
----------------------------              ------------------------------------
                                                  INTELLIGENT MOTOR CARS INC.


                                             &                         and they
                       ---------------------   -----------------------
On         Personally appeared                            and he did
   --------                   ----------------------------           ----------
did not         take an oath and say that they signed this instrument.
        -------

Known to Me                          produced drivers license
            ------------------------                          -----------------
My commission expires:
Notary Public State of Florida